UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2006

_________________________________________________

QMED, INC.

(Exact name of registrant as specified in its charter)

_________________________________________________

Delaware	0-11411	22-2468665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Christopher Way
Eatontown, New Jersey 07724
(Address of principal executive offices)(Zip Code)

(732) 544-5544

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On October 10, 2006, QMed, Inc. announced its financial results for the third quarter ending August 31, 2006. The press release is furnished as Exhibit 99.1 to this Form 8-K. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	QMed, Inc. Press Release dated October 10, 2006 (earnings release for the third quarter ending August 31, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By	/s/ William T. Schmitt, Jr.
William T. Schmitt, Jr. Senior Vice President, Treasurer & Chief Financial Officer

Date: October 10, 2006

EXHIBIT INDEX

Exhibit
Number          Description

99.1	QMed, Inc. Press Release dated October 10, 2006 (earnings release for third quarter ending August 31, 2006).